Exhibit 99.1

COMMUNITY HEALTH SYSTEMS ANNOUNCES FUTURE BOARD OF DIRECTORS AND

NAMES ADDITIONAL OFFICERS FOR SPIN-OFF COMPANY

Quorum Health Corporation Files Amendment to Form 10

With Securities and Exchange Commission

FRANKLIN, Tenn. (November 20, 2015) – Community Health Systems, Inc. (NYSE: CYH) today announced the future board of directors and additional future executive officers for its planned spin-off company, Quorum Health Corporation. Also today, Quorum Health Corporation filed its second amendment to the Form 10 with the Securities and Exchange Commission in which the Company provides additional information about the planned spin-off transaction and the new company.

Future Quorum Health Corporation Board of Directors

James T. Breedlove

Adam Feinstein

William M. Gracey

Joseph A. Hastings, D.M.D.

William S. Hussey

Thomas D. Miller

Barbara R. Paul, M.D.

R. Lawrence Van Horn, Ph.D.

Previously, Community Health Systems announced that Thomas D. Miller will serve as chief executive officer, Michael J. Culotta will serve as chief financial officer, and Martin D. Smith will serve as executive vice president of operations of Quorum Health Corporation. Three additional future executive officers of the new company were named today.

Future Quorum Health Corporation Executive Officers

Thomas D. Miller, Chief Executive Officer

Michael J. Culotta, Chief Financial Officer

Martin D. Smith, Executive Vice President

Shaheed Koury, M.D., Quality and Medical Staff Relations

James M. Hayes, Operations

R. Harold McCard, Jr., General Counsel

Commenting on the board of directors and executive officers, Wayne T. Smith, chairman and chief executive officer of Community Health Systems, Inc., said, “Quorum Health Corporation will be established with a highly committed and knowledgeable board of directors. These directors come with a broad range of experiences and expertise, including operational, clinical, financial and academic expertise from the healthcare sector. Several members have served on the boards of other public and private companies and they understand the role and importance of corporate governance. I am extremely pleased with the leadership team we have assembled for Quorum Health Corporation based on their track record of success. I am confident in their abilities to lead this new enterprise forward.”

Thomas D. Miller, who will become the chief executive officer of Quorum Health Corporation said, “This is another significant milestone as we prepare for the spin-off in 2016. This talented board of directors and executive leadership team have the experience, strategic vision and business acumen to support Quorum’s long-term growth strategies and success by providing quality healthcare services in our communities, building a portfolio of exceptional hospitals, and delivering value to shareholders.”

On August 3, 2015, Community Health Systems announced its plans to form Quorum Health Corporation by spinning off to its stockholders a group of 38 hospitals and Quorum Health Resources, LLC, a leading hospital and management consulting business. The spin-off is intended to be tax-free to Community

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Community Health Systems Announces Future Board and Officers for Spin-Off

November 20, 2015

Health Systems and its stockholders and is expected to be completed in the first quarter of 2016. Quorum Health Corporation will be an independent, publicly traded company and intends to have its common stock authorized for listing on the New York Stock Exchange.

A Form 10 Registration Statement has been filed with the Securities and Exchange Commission by Quorum Health Corporation. The transaction is subject to customary conditions, certain legal and valuation opinions, effectiveness of the Form 10 filing, and final approval and declaration of the distribution by the Community Health Systems, Inc. Board of Directors. The transaction is not subject to a stockholder vote. There can be no assurance regarding the ultimate timing of the spin-off or that it will be completed. Community Health Systems may, at any time, and for any reason until the proposed transaction is complete, abandon the spin-off or modify or change the terms.

A copy of the Form 10 Registration Statement, including subsequent amendments, is available on the Investor Relations page of Community Health Systems’ website: www.chs.net.

Future Quorum Health Corporation Board of Directors

James T. Breedlove, 68, retired in January 2015 from his positions as Senior Vice President, General Counsel and Corporate Secretary of Praxair, Inc. He joined Praxair in 2004 as Vice President, General Counsel and Corporate Secretary and became Senior Vice President in 2006. At Praxair, Mr. Breedlove oversaw Praxair’s Government Relations, Real Estate and Facilities Administration teams, led Praxair’s global legal department of over seventy lawyers and was responsible for managing international regulatory, compliance, transactional, securities law and corporate governance issues. Prior to his engagement with Praxair, Mr. Breedlove served as General Counsel for General Electric Company’s global Equipment Management business from 2002 to 2004, having previously served as a Vice President and General Counsel to a division of General Electric Capital Corporation from 1992 to 2002. Mr. Breedlove was an assistant to the Attorney General in the U.S. Department of Justice from 1990 to 1992. Prior to that, Mr. Breedlove held several positions with Philip Morris Capital Corporation from 1978 to 1990, after having begun his career as an associate at Davis Polk & Wardwell. Mr. Breedlove holds a B.A. degree from Harvard College, as well as an M.B.A. from Harvard Business School and J.D. from Harvard Law School.

Adam Feinstein, 43, is Co-Founder and Managing Partner of Vesey Street Capital Partners, L.L.C., a healthcare services private equity fund formed in 2014 and has been a Managing Partner since that time. From 2012 to 2014, Mr. Feinstein served as the Senior Vice President of Corporate Development, Strategic Planning and Office of the CEO at Laboratory Corporation of America Holdings (LabCorp) and prior to that served as a Managing Director in Equity Research at Barclays Capital from 2008 to 2012. Since August 2015, Mr. Feinstein has served as a director of Surgery Partners, Inc., a healthcare services company that provides surgical and related ancillary care solutions in support of patients and physicians. He is also a board member at ScribeAmerica, a leading provider of medical scribes, and Imedex, a leading provider of accredited medical education. Mr. Feinstein is a CFA charterholder and has a B.S. in Business from the Smith School at the University of Maryland at College Park. He also completed the Nashville Healthcare Council Fellows program. Mr. Feinstein has significant experience with companies that provide services to hospitals, physicians, payors and post-acute care.

William M. Gracey, 62, served as President and Chief Executive Officer of Blue Cross and Blue Shield of Tennessee Inc. (“BCBST”) from 2012 until his retirement in 2015. He joined BCBST in 2010 as President and Chief Operating Officer. Mr. Gracey served on the board of directors of BCBST for four years prior to becoming Chief Operating Officer. Prior to joining BCBST, Mr. Gracey held multiple positions with LifePoint Hospitals, Inc. (now LifePoint Health, Inc.), including Executive Vice President from 2008 to 2009, Chief Operating Officer from 2004 to 2008, and a Division President from 1999 to 2004. While at LifePoint, Mr. Gracey was responsible for managed care contracting and management of numerous physician-hospital networks. Mr. Gracey held multiple senior operating and management positions with Hospital Corporation of America from 1983 to 1999, including as a division president. Mr. Gracey is a past chairman of the Tennessee Hospital Association. Mr. Gracey holds a B.A. in Psychology from the University of Texas and a Master of Science in Healthcare Administration from Trinity University.

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Community Health Systems Announces Future Board and Officers for Spin-Off

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Joseph A. Hastings, D.M.D., 61, is a private practice orthodontist in Mobile, Alabama. He received a B.A. degree from the University of Alabama at Birmingham and graduated from the University of Alabama at Birmingham School of Dentistry. He completed his post-doctoral training at the Louisiana State University School of Dentistry in New Orleans.

William S. Hussey, 66, joined Community Health Systems in 2001 where he has held several positions including President, Division IV and currently President, Division VI Operations. In his current position, Mr. Hussey manages hospitals in Florida, Georgia and South Carolina and is responsible for all Corporate and Hospital support for 25 hospitals. Mr. Hussey and Community Health Systems have announced his retirement, effective at the end of 2015. Prior to his engagement with Community Health Systems, Mr. Hussey held multiple senior operating and management positions with various health care providers, including President and CEO of Gulfside Medical Development from 1997 to2001; President of the Tampa Division of Columbia/HCA Healthcare Corp. from 1992to 1997; Senior Vice President of the Hospital Division for Basic American Medical from 1988 to 1992; CEO of AMI St. Joseph Hospital from 1987 to 1988). Following his retirement from Community Health Systems, it is anticipated that he will continue to provide certain consulting services to CHS. Mr. Hussey earned a B.S. degree from Nebraska Wesleyan University and a Master of Health Administration from Tulane University.

Thomas D. Miller, 57, will serve as the Chief Executive Officer of Quorum Health. He currently serves as president of Division V Operations for Community Health Systems and oversees the operations of affiliated hospitals in Indiana, New Jersey, Ohio and Pennsylvania. He joined Community Health Systems in connection with the acquisition of Triad Hospitals, Inc. in July 2007. Mr. Miller has more than 30 years of experience in hospital operations and executive management. Prior to joining Community Health Systems, from 1998 through 2007, he served as the president and chief executive officer of Lutheran Health Network in northeast Indiana, a system that has grown to include eight hospital facilities. During the early years of his tenure at Lutheran, the health system was operated by Quorum Health Group, Inc., a predecessor of Quorum Health Resources. Mr. Miller holds a bachelor’s degree from Auburn University and a master’s degree in hospital and health administration from the University of Alabama. He currently serves on the Board of Trustees of the American Hospital Association.

Barbara R. Paul, M.D., 61, is a Senior Medical Advisor to Community Health Systems. Prior to her current consulting position, she was Senior Vice President and Chief Medical Officer from 2007 through 2014 at Community Health Systems, providing leadership for several hospital acquisitions and integrations and being responsible for maintaining and enhancing the company’s relationship with affiliated physicians, developing physician leaders, and providing strategic direction. Dr. Paul previously served as Senior Vice President and Chief Medical Officer for Beverly Enterprises, Inc. (now Golden Living, Inc.) from 2004 to 2006, and held various positions with CMS – Centers for Medicare & Medicaid Services from 1999 to 2004, most recently as the Director, Quality Measurement and Health Assessment Group. Before that, Dr. Paul practiced as a trained internist for 12 years in Northern California. Dr. Paul currently serves as a member of the Board of Directors of the Institute for Medical Quality, a non-profit organization devoted to improving the quality of care delivered to patients in California, and PearlPoint Cancer Support (formerly The Minnie Pearl Cancer Foundation), a nonprofit cancer support organization. Dr. Paul holds a B.S. degree in biochemistry from the University of Wisconsin, Madison, and an M.D. from Stanford University School of Medicine.

R. Lawrence Van Horn, Ph.D., 48, is an associate professor of management and faculty director at Vanderbilt University’s Owen School of Management. He is a leading expert and researcher on healthcare management and economics. His current research interests include nonprofit conduct, governance and objectives in healthcare markets and the measurement of healthcare outcomes and productivity. His research on healthcare organizations, managerial incentives in nonprofit hospitals and the conduct of managed care firms has appeared in leading publications. Professor Van Horn consults for national consulting firms, providers, managed care organizations, and pharmaceutical firms. Professor

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Community Health Systems Announces Future Board and Officers for Spin-Off

November 20, 2015

Van Horn also holds faculty appointments in the Vanderbilt University School of Medicine and Law School. Prior to his tenure at Owen, from 1996 to 2006, Professor Van Horn served as an associate professor of economics and management at the William E. Simon Graduate School of Business at the University of Rochester where he was responsible for their graduate programs in health administration. He currently serves on the board of Community Healthcare Trust Inc. and co-founded Health Systems Innovation Network in 1998 where he serves as Principal. Professor Van Horn holds a Ph.D. from the University of Pennsylvania’s Wharton School and an M.B.A., a Master’s in Public Health and a B.A. from the University of Rochester. Professor Van Horn has extensive knowledge and research into healthcare industry economics and governance and unique experience with healthcare decision makers and business executives nationwide regarding healthcare policy.

Future Quorum Health Corporation Executive Officers

Thomas D. Miller, 57, will serve as Chief Executive Officer of Quorum Health.

Michael J. Culotta, 60, will serve as the Chief Financial Officer of Quorum Health. He currently serves as vice president of Investor Relations for Community Health Systems. Mr. Culotta joined Community Health Systems in 2013. He is an experienced healthcare finance executive who has served as chief financial officer at two publicly traded companies, both of which were successful spin-offs. From 2007 to 2013, Mr. Culotta was chief financial officer of PharMerica Corporation. He held the same role at LifePoint Hospitals from 2001 to 2007. Prior to that, Mr. Culotta was a partner with Ernst & Young where he worked for 24 years. He earned his bachelor’s degree from Louisiana State University and is a Certified Public Accountant, licensed in Tennessee, Texas and Florida.

Martin D. Smith, 47, will serve as the Executive Vice President of Operations of Quorum Health. He currently serves as Division President—Division III Operations for Community Health Systems. Mr. M. Smith joined Community Health Systems in 1998 as a hospital chief executive officer. In 2005, he was named a vice president of group operations. In 2008, he was promoted to Division President. Mr. M. Smith currently oversees the management of Community Health Systems’ affiliated hospitals in Illinois, Kentucky, Tennessee and West Virginia. Prior to joining Community Health Systems, Mr. M. Smith worked in various administrative positions for Health Management Associates, Inc. He has a master’s degree in business administration from the University of Tennessee.

Shaheed Koury, M.D., 49, will serve as a senior executive of Quality and Medical Staff Relations for Quorum Health. He currently serves as Vice President for Quality and Clinical Transformation at Community Health Systems, a position he has held since October 2013. In this position, he oversees emergency revenues, list vulnerabilities and value-based care. From January 2002 until October 2013, he worked as an emergency physician at Emergency Medicine of Indiana, P.C., where he worked clinically in the emergency department and served as owner and board member. Dr. Koury graduated from the University of Kentucky with a B.A. in Chemistry, from the University of Kentucky College of Medicine with an M.D., completed his Emergency Medical Residency at East Carolina University Brody School of Medicine, and completed an M.B.A. in Health Care Management from the Indiana Wesleyan University.

James Matthew Hayes, 45, will serve as a senior executive of Operations for Quorum Health. He currently serves as Vice President of Operations at Community Health Systems, a position he has held since January 2011. In this position, he is responsible for Hospital Operations within one of Community Health Systems’ divisions. From October 2003 until December 2010, he held the position of Chief Executive Officer for a hospital owned by Health Management Associates, Inc. Mr. Hayes graduated from Auburn University with a BSBA in Accounting, from the University of Alabama at Birmingham with an M.B.A. from Medical University of South Carolina with a Master in Health Administration. He also acquired the FACHE certification from American Colleges of Healthcare Executives.

R. Harold McCard, Jr., 54, will serve as General Counsel for Quorum Health. He currently serves as Vice President and Deputy General Counsel at Community Health Systems, a position he has held since April 2013. In this position, he is responsible for legal advice and expertise regarding health system and hospital legal and business operations. From November 2007 to April 2013, he served as Vice President

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Community Health Systems Announces Future Board and Officers for Spin-Off

November 20, 2015

and Associate General Counsel for two of Community Health Systems’ divisions. From December 2001 until November 2007, he practiced with Chaffe McCall, LLP where he directed the health law practice for the firm. From April 1993 until December 2001, he worked as General Counsel for Ridgeview Institute in Atlanta, Georgia. Mr. McCard graduated from Princeton University with an A.B. in Psychology, and from the Walter F. George School of Law at Mercer University with a J.D.

Advisors

Credit Suisse is serving as Community Health Systems’ financial advisor, and Bass, Berry & Sims PLC and Bradley Arant Boult Cummings LLP are serving as legal advisors to Community Health Systems in connection with the proposed spin-off.

About Community Health Systems, Inc.

Community Health Systems, Inc. is one of the largest publicly-traded hospital companies in the United States and a leading operator of general acute care hospitals in communities across the country. Through its subsidiaries, the Company currently owns, leases or operates 198 affiliated hospitals in 29 states with an aggregate of approximately 30,000 licensed beds. The Company has announced plans for a spin-off transaction to create a new, publicly-traded company, Quorum Health Corporation, with 38 affiliated hospitals and related outpatient services in 16 states, together with Quorum Health Resources, LLC, a subsidiary providing management and consulting services to non-affiliated hospitals. The transaction is expected to close during the first quarter of 2016. The Company’s headquarters are located in Franklin, Tennessee, a suburb south of Nashville. Shares in Community Health Systems, Inc. are traded on the New York Stock Exchange under the symbol “CYH.” More information about the Company can be found on its website at www.chs.net.

Forward Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the spin-off transaction, the benefits of the spin-off transaction to either Community Health Systems or Quorum Health Corporation, the tax-free treatment of the spin-off transaction, the anticipated management of the business to be spun off, the market position of the business to be spun off and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of the Company and are subject to significant risks and uncertainties. There can be no assurance that the proposed transaction or these future events will occur as anticipated, if at all, or that actual results will be as expected. Actual future events or results may differ materially from these statements. Such differences may result from a number of factors, including but not limited to: the timing and completion of the proposed transaction; a failure to obtain necessary regulatory approvals; a failure to obtain assurances of anticipated tax treatment; a deterioration in the business or prospects of the Company or Quorum Health Corporation; adverse developments in the Company’s or Quorum Health Corporation’s markets; adverse developments in the U.S. or global capital markets, credit markets or economies generally; the risk that the benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the impact of the proposed transaction on the Company’s third-party relationships; the Company’s ability following completion of the spin-off to identify and acquire additional hospitals in larger and more urbanized markets with terms that are attractive to the Company and to integrate such acquired hospitals; and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this communication. The Company does not undertake any obligation to update these statements.

Investor Contact:	W. Larry Cash
Executive Vice President and Chief Financial Officer
(615) 465-7000

Media Contact:	Tomi Galin
Senior Vice President, Corporate Communications,
Marketing and Public Affairs
(615) 628-6607

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